Exhibit 31.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(a) OR 15d-14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Holly MacDonald-Korth, do hereby certify that:

1.       I have reviewed this Quarterly Report on Form 10-Q/A of Korth Direct Mortgage Inc. (the “Registrant”).

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: July 9, 2020	/s/ Holly MacDonald-Korth
Holly MacDonald-Korth, President and Chief Financial Officer